UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2006
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.
     On July 27, 2006, FirstMerit Corporation (the “Company”) sent a notice to its directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a blackout period for the FirstMerit Corporation and Affiliates Employees’ Salary Savings Retirement Plan. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. FirstMerit Corporation received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on July 21, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description

99.1	FirstMerit Corporation Notice of Blackout Period dated July 27, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: July 27, 2006

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